CERPLEX INC

                       FILING TYPE: 8-K/A
                       DESCRIPTION: AMENDED CURRENT REPORT
                       FILING DATE: AUGUST 9, 2000

                       PERIOD END:  AUGUST 9, 2000

                 PRIMARY EXCHANGE:  N/A
                           TICKER:  N/A


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                                TABLE OF CONTENTS

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                                       8-K

Item 4

                                      EX-16

Exhibit 16


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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   ----------


                                    AMENDMENT

                                       TO

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): August 09, 2000


                             THE CERPLEX GROUP, INC.
               --------------------------------------------------
               (Exact name of registrant as specified in charter)


             Delaware                0-9725                      75-1539534
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(State or other jurisdiction      (Commission                  (IRS Employer
      of incorporation)           File Number)               Identification No.)


111 Pacifica Avenue, Irvine, California                               92618
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               (Address of principal executive offices) (Zip Code)


                                 (949) 754-5300
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               (Registrant's telephone number including area code)


                                 Not Applicable

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         (Former name or former address, if changed since last report.)

The Cerplex Group, Inc. hereby amends the following Current Report on Form 8-K, originally filed with the Securities and Exchange Commission on August 1, 2000 (the "Form 8-K") as set forth in the pages attached hereto:

         ITEM 4. AMENDMENT OF CHANGES IN REGISTRANTS' CERTIFYING ACCOUNTANT.

On July 21, 2000, the Company, with the approval of the Company's Board of Directors, engaged Squar, Milner, Reehl & Williamson, LLP as its new independent auditors, and replaced KPMG LLP, whose appointment as principal accountants was terminated on July 21, 2000. The report of KPMG LLP, dated December 20, 1999, on the consolidated financial statements of the Company as of September 25, 1999 and September 30, 1998 and for the fiscal years then ended was qualified as to uncertainty relating to the Company's ability to continue as a going concern. Except as noted in the preceding sentence, the report of KPMG LLP on the Company's financial statements for either of the two years ended September 25, 1999 did not contain an adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the two fiscal years ended September 25, 1999 and during the period between September 25, 1999 and the date on which KPMG LLP was terminated, there were no disagreements between the Company and KPMG LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG LLP, would have caused KPMG LLP to make reference to the subject matter of such disagreement in connection with its opinion to the subject matter of the disagreement.


SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                               THE CERPLEX GROUP, INC.
                               (Registrant)


                               By:  /s/ Richard Alston
                                   ---------------------------------------------
                                   Name:  Richard Alston
                                   Title:  President and Chief Operating Officer



Date:  August 9, 2000